                                                                   EXHIBIT 10.28

THIS NOTE AND THE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, ISSUABLE UPON CONVERSION HEREOF (COLLECTIVELY, THE "SECURITIES") REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHER-WISE DISPOSED OF, UNLESS
(I)(A) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND (I)(B) APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH, OR (II)(A) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, (II)(B) APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR AN EXEMPTION FROM SUCH LAWS HAS BEEN MET AND (II)(C) IF THE OBLIGORS SO REQUEST, A WRITTEN OPINION FROM COUNSEL (WHICH COUNSEL AND OPINION SHALL BE SATISFACTORY TO THE OBLIGORS) THAT THE CONDITIONS IN (II)(A) AND (II)(B) ABOVE HAVE BEEN SATISFIED.

THE SECURITIES REPRESENTED BY THIS NOTE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER PURSUANT TO AN AGREEMENT AMONG THE NAMED PAYEE AND THE OBLIGORS. A COPY OF THE AGREEMENT MAY BE OBTAINED FROM THE OBLIGORS AT THEIR PRINCIPAL OFFICE, 100 EAST 59TH STREET, NEW YORK, NEW YORK 10022.

                 10.75% UNSECURED CONVERTIBLE PIK NOTE DUE 2011

Dated: April 15, 2002                                                   $860,486

         CoreComm Holdco, Inc., a Delaware corporation ("CoreComm HoldCo") and CoreComm Limited, a Delaware corporation ("CoreComm" and together with CoreComm HoldCo, the "Obligors"), hereby, jointly and severally, promise to pay to NTL Incorporated, a Delware corporation (the "Initial Holder"), or its registered and permitted assigns (the "Holder"), the principal amount of Eight Hundred Sixty Thousand Four Hundred Eighty-Six Dollars ($860,486) in U.S. currency, on April 12, 2011 (the "Maturity Date"), to the extent the principal amount hereof has not been converted or repaid, subject to the further provisions of this Note set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

         Interest Payment Dates: October 15 and April 15, commencing October
                                 15, 2002

                           Definitions. For purposes of this Note, the following
terms shall have the meaning indicated:

                           "Affiliate" means, with respect to any specified
Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person.

                           "Agreement" shall mean the letter agreement entered
into by and among CoreComm, CoreComm Holdco and the Initial Holder, dated April 12, 2001, with respect to the issuance of this Note and other commercial arrangements.

                           "Board of Directors" shall mean the board of
directors of CoreComm. "Board of Directors" shall also mean the Executive Committee, if any, of such board of directors or any other committee duly authorized by such board of directors to perform any of its responsibilities with respect to this Note.

                           "Business Day" shall mean any day other than a
Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

                           "Change of Control" shall mean:

                           (1) the sale, lease or transfer of all or substantially all of the assets of CoreComm to any "person" or "group", within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, other than any Permitted Holder;

                           (2) any "person" or "group", within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, other than any Permitted Holder, becomes the "beneficial owner", as defined in Rule 13d-3 under the Exchange Act, of more than 50% (or more than 25% if neither George S. Blumenthal or Barclay Knapp is an executive officer of CoreComm at such time) of the total

                                       2